INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

11. INCOME TAXES

A reconciliation of the income tax provision (benefit) that would result from applying a combined U.S. federal and state rate of 29% to loss before income taxes with the provision (benefit) for income taxes presented in the financial statements is as follows:

	Years Ended December 31,
	2022	2021

Income tax provision (benefit) at statutory rate	$281,000	$(3,739,900)
State income taxes, net of federal benefit	(200)	(200)
Non-deductible expenses	1,007,400	5,467,600
Non-taxable gains	(1,483,900)	(2,636,900)
Other	600	1,100
Valuation allowance	195,100	908,300

	$-	$-

Deferred tax assets (liabilities) are comprised of the following:

	December 31,
	2022	2021

Deferred tax assets:
Net operating loss carryforward	$4,901,900	$4,709,300
Research and development credit carryforward	125,300	125,300
Related party accrued expenses	11,600	8,700
Accrued compensated absences	600	1,100

Valuation allowance	(5,039,400)	(4,844,400)

	$-	$-

The ultimate realization of our deferred tax assets is dependent, in part, upon the tax laws in effect, our future earnings, and other events. As of December 31, 2022, we recorded a valuation allowance of $5,039,400 against our net deferred tax asset. In recording the valuation allowance, we were unable to conclude that it is more likely than not that our deferred tax assets will be realized.

As of December 31, 2022, we had a net operating loss carryforward available to offset future taxable income of approximately $16,903,000, which begins to expire at dates that have not been determined. If substantial changes in the Company’s ownership should occur, there would be an annual limitation of the amount of the net operating loss carryforward that could be utilized.

We perform a review of our material tax positions in accordance with recognition and measurement standards established by authoritative accounting literature, which requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. Based upon our review and evaluation, during the years ended December 31, 2022 and 2021, we concluded the Company had no unrecognized tax benefit that would affect its effective tax rate if recognized.

We file income tax returns in the U.S. federal jurisdiction and in the state of California. With few exceptions, we are no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years before 2011.

We classify any interest and penalties arising from the underpayment of income taxes in our statements of operations and comprehensive loss in other income (expense). As of December 31, 2022 and 2021, we had no accrued interest or penalties related to uncertain tax positions.